UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  November 5, 2004


                            AMERICAN CONSUMERS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


            Georgia                 0-5815                58-1033765
            -------                 ------                ----------
        (State or other          (Commission           (I.R.S. Employer
          jurisdiction           File Number)         Identification No.)
       of incorporation)

  55 Hannah Way, Rossville, Georgia                                30741
------------------------------------------                         -----
  (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code:  (706) 861-3347

                                       N/A
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03.     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
               AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 5, 2004, we exercised the Company's option to extend the lease on our Chickamauga, Georgia grocery store location for an additional five year term, running from January 1, 2005 through December 31, 2009, at a monthly rental of $3,748.33. We have one additional five year renewal option which, should the Company elect to exercise it, would extend the term from January 1, 2010 through December 31, 2014 with a further increase in monthly rent.

Additionally, we borrowed $25,000 on November 5, 2004 and an additional $25,000 on November 8, 2004, pursuant to a commercial variable rate revolving or draw note under our existing $500,000 line of credit with Northwest Georgia Bank. These two advances, combined with a previous borrowing of $25,000 on October 29, 2004, bring our total outstanding principal indebtedness under the line of credit to $400,000 as of November 8, 2004. Borrowings under this line of credit are collateralized by a security interest in our $300,000 certificate of deposit with Northwest Georgia Bank and by a security interest in substantially all of our accounts receivable, inventory, machines and equipment, furniture and fixtures, and proceeds of the foregoing, as well as by personal guarantees of the Company's President and Executive Vice President. Borrowings under this note bear interest at an annual rate equal to the Wall Street Journal prime rate plus 0.50%, subject to a minimum annual interest rate of 6.0%. Under the terms of the note, we are required to make quarterly interest only payments on the outstanding balance, and to repay outstanding principal and accrued interest by May 30, 2005, provided that we remain in compliance with the terms of the note. We intend to use the proceeds from this additional advance to fund working capital requirements, including the acquisition of inventory in anticipation of the holiday season.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are filed pursuant to Item 9 of this Report:

Exhibit No.    Description
-----------    -----------

  10.23 Letter Agreement, dated August 3, 1994, concerning three 5-year extension options for the Company's Chickamauga, Georgia location. Incorporated by reference to Exhibit 10 to Form 10-Q for quarterly period ended August 27, 1994.

  10.24 Commercial Variable Rate Revolving or Draw Note between the Company and Northwest Georgia Bank, dated May 30, 2004. Filed herewith.

  10.25 Commercial Security Agreement between the Company and Northwest Georgia Bank, dated May 30, 2004. Filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 11, 2004               AMERICAN CONSUMERS, INC.


                                        By:   /s/ Michael A. Richardson
                                           -------------------------------------
                                           Michael A. Richardson
                                           Chief Executive Officer

                                        By:   /s/ Paul R. Cook
                                           -------------------------------------
                                           Paul R. Cook
                                           Chief Financial Officer


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